UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2023

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market
Warrants to purchase Class A Common Stock	VRRMW	OTC Pink Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2023, Verra Mobility Corporation’s (the “Company”) Compensation Committee of the Board of Directors (the “Compensation Committee”) approved updated forms of (i) grant notice for restricted stock units and stock options awarded to participants at the senior vice president level and above under the Verra Mobility Corporation 2018 Equity Incentive Plan (the “Equity Incentive Plan”), and (ii) grant notice and award agreement for performance share units under the Equity Incentive Plan. The grant documentation was amended to adopt double trigger change in control vesting guidelines, among other things.

The Compensation Committee also approved the Verra Mobility Corporation Second Amended and Restated Short-Term Incentive Plan (the “Bonus Plan”), effective as of January 1, 2023, which amends, restates and supersedes in its entirety, the Verra Mobility Corporation Amended and Restated Corporation Short-Term Incentive Plan (the “Prior Plan”). The Bonus Plan is designed to provide annual incentive compensation to motivate, reward and retain participating Company employees (“Participants”). The Bonus Plan modifies the Prior Plan to provide that Participants must be employed as of October 1 of each plan year to be eligible for an award under the Bonus Plan and clarifies terms for partial year participation and organizational changes. The remaining provisions of the Prior Plan remain unchanged.

The foregoing descriptions of the grant documentation and Bonus Plan do not purport to be complete and are qualified in their entirety by reference to terms of those agreements, copies of which are filed herewith as Exhibits 10.1 through 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits
10.1	Form of Notice of Grant of Restricted Stock Units (U.S. Participants) under the Verra Mobility Corporation 2018 Equity Incentive Plan.
10.2	Form of Notice of Grant of Restricted Stock Units (Non-U.S. Participants) under the Verra Mobility Corporation 2018 Equity Incentive Plan.
10.3	Form of Notice of Grant of Stock Option (U.S. Participants) under the Verra Mobility Corporation 2018 Equity Incentive Plan.
10.4	Form of Notice of Grant of Stock Option (Non-U.S. Participants) under the Verra Mobility Corporation 2018 Equity Incentive Plan.
10.5	Form of Notice of Grant of Performance Share Units and Award Agreement (U.S. Participants) under the Verra Mobility Corporation 2018 Equity Incentive Plan.
10.6	Form of Notice of Grant of Performance Share Units and Award Agreement (Non-U.S. Participants) under the Verra Mobility Corporation 2018 Equity Incentive Plan.
10.7	Verra Mobility Corporation Second Amended and Restated Short-Term Incentive Plan.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2023	Verra Mobility Corporation

	By:	/s/ Craig Conti
	Name:	Craig Conti
	Title:	Chief Financial Officer